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                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                 Date of Report:  October 20, 1994


                    READING & BATES CORPORATION
       (Exact name of registrant as specified in its charter)

   Delaware                  1-5587                     73-0642271
 (State or other          (Commission               (I.R.S. Employer
 jurisdiction of          File Number)             Identification No.)
  incorporation)

          901 Threadneedle, Suite 200, Houston, TX   77079
       (Address of principal executive offices)   (Zip Code)

   Registrant's telephone number, including area code  (713) 496-5000


  Item 7. Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit 99  -  Press Release dated October 19, 1994
                          - Release of third quarter earnings.


                             SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                              READING & BATES CORPORATION


                              By /s/T. W. Nagle
                                 T. W. Nagle
                                 Vice President & Chief Financial Officer

  Dated:  October 20, 1994